UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2009

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 28, 2009, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), entered into a terms agreement with Goldman, Sachs & Co. and J.P. Morgan Securities Inc. on behalf of themselves and the other underwriters named in Schedule I thereto (collectively, the “Underwriters”), which terms agreement incorporated the terms and conditions of an underwriting agreement, dated October 28, 2009 (together, the “Terms Agreement”), to issue and sell to the Underwriters 5,750,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price to the public of $19.25 per share. The Company estimates that the net proceeds from the offering of the Shares will be approximately $105 million, after deducting underwriting discounts and commissions and estimated offering expenses. The Company also granted the Underwriters an option to purchase up to an additional 862,500 shares of common stock, which will expire 30 days from the date of the Terms Agreement.

The sale of the Shares was made pursuant to the Company’s registration statement on Form S-3 (No. 333-161027) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), including the prospectus dated October 26, 2009 filed with the SEC pursuant to Rule 424(b) under the Securities Act, as supplemented by the prospectus supplement dated October 28, 2009 filed with the SEC pursuant to Rule 424(b).

The Terms Agreement includes representations, warranties and covenants by the Company customary for agreements of this nature. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of, or in connection with, the sale of the Shares and customary contribution provisions in respect of those liabilities. The sale of the Shares closed on November 3, 2009.

The foregoing description of the material terms of the Terms Agreement is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 1.1, and incorporated by reference into this report and the Registration Statement.

In connection with the issuance and sale by the Company of the Shares as described under this Item 1.01, the following additional exhibits are also filed with, and incorporated by reference into, this report and the Registration Statement: (i) the legal opinion of Cleary Gottlieb Steen & Hamilton LLP (Exhibit 5.1 hereto) and (ii) the consent of Cleary Gottlieb Steen & Hamilton LLP (Exhibit 23.1 hereto (included in Exhibit 5.1 hereto)).

ITEM 7.01	REGULATION FD DISCLOSURE

On November 3, 2009, the Company issued a news release announcing that it completed the issuance and sale of the Shares in a public offering at a price to the public of $19.25 per share. A copy of the Company’s news release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

All of the information furnished in Item 7.01 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act.

2

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Terms Agreement dated October 28, 2009 among Dollar Thrifty Automotive Group, Inc. and the underwriters named in Schedule I thereto

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated November 3, 2009

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated November 3, 2009: Dollar Thrifty Automotive Group Completes Public Offering of Common Stock

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

        (Registrant)

November 3, 2009	By:	/s/ H. CLIFFORD BUSTER III

H. Clifford Buster III

Senior Executive Vice President, Chief Financial Officer and Principal Financial Officer

4

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Terms Agreement dated October 28, 2009 among Dollar Thrifty Automotive Group, Inc. and the underwriters named in Schedule I thereto

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP dated November 3, 2009

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated November 3, 2009: Dollar Thrifty Automotive Group Completes Public Offering of Common Stock

5